SSGA Active Trust

SPDR Blackstone / GSO Senior Loan ETF

(the “Fund”)

Supplement dated February 25, 2021 to the Fund’s Prospectus and

Statement of Additional Information (“SAI”)

each dated October 31, 2020, as may be supplemented from time to time

In connection with a change in name to the Fund’s investment sub-adviser (the “Sub-Adviser”), effective February 26, 2021, all references to the name of the Fund and the name of the Sub-Adviser in the Prospectus and SAI are deleted and replaced as follows:

Current Name of Fund	Current Name of Sub-Adviser	New Name of Fund	New Name of Sub-Adviser
SPDR Blackstone / GSO Senior Loan ETF	GSO / Blackstone Debt Funds Management LLC	SPDR Blackstone Senior Loan ETF	Blackstone Liquid Credit Strategies LLC

There will be no changes to the Fund’s Investment Objective, Principal Investment Strategy, Principal Risks and/or portfolio management team due to the changes described above.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

22621SUPP1